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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)     FEBRUARY 21, 2002
                                                  ------------------------

                    WASHINGTON REAL ESTATE INVESTMENT TRUST
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            (Exact name of registrant as specified in its charter)


  Maryland                               1-6622           53-0261100
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  (State or other jurisdiction of  (Commission File      (IRS Employer
           incorporation)               Number)      Identification Number)


  6110 Executive Boulevard, Suite 800, Rockville, Maryland          20852
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  (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code   (301) 984- 9400
                                                   -------------------
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Item 5: OTHER EVENTS

        Attached hereto as Exhibit 99.1 is a copy of certain Supplemental Data included in the Trust's press release, dated February 21, 2002.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c)  Exhibits

             Exhibit
             Number
             ------
             99.1    Press Release, February 21, 2002, entitled "Supplemental
                     Data"
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    WASHINGTON REAL ESTATE INVESTMENT TRUST
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                                 (Registrant)


                    By: /s/ Laura M. Franklin
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                                  (Signature)

                        Laura M. Franklin
                        Managing Director Accounting,
                        Administration and Corporate Secretary

     February 21, 2002
     -----------------
          (Date)
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Exhibit
Number
------
99.1      Press Release, February 21, 2002, entitled "Supplemental Data"